                                                                    EXHIBIT 99.2

                            JOINT FILER INFORMATION

               Item                           Information
Name:                        Wells Fargo Municipal Capital Strategies, LLC
Address:                     30 Hudson Yards
                             New York, New York 10001

Date of Event Requiring      February 8, 2021
Statement (Month/Day/Year):

Issuer Name and Ticker or    Nuveen Michigan Quality Municipal Income Fund [NUM]
Trading Symbol:

Relationship of Reporting    10% Owner
Person(s) to Issuer:

If Amendment, Date Original  Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group    Form filed by More than One Reporting Person
Filing:

Signature:                   WELLS FARGO MUNICIPAL CAPITAL STRATEGIES, LLC

                             By: /s/ Alejandro Piekarewicz
                             ---------------------------------------------------
                             Name: Alejandro Piekarewicz
                             Title: Vice President
                             Date: February 10, 2021

               Item                           Information
Name:                        Wells Fargo Bank, National Association
Address:                     101 North Phillips Avenue
                             Sioux Falls, SD 57104

Date of Event Requiring      February 8, 2021
Statement (Month/Day/Year):

Issuer Name and Ticker or    Nuveen Michigan Quality Municipal Income Fund [NUM]
Trading Symbol:

Relationship of Reporting    10% Owner
Person(s) to Issuer:

If Amendment, Date Original  Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group    Form filed by More than One Reporting Person
Filing:

Signature:                   WELLS FARGO BANK, NATIONAL ASSOCIATION

                             By: /s/ Alejandro Piekarewicz
                             ---------------------------------------------------
                             Name: Alejandro Piekarewicz
                             Title: Director
                             Date:  February 10, 2021